MDB CAPITAL HOLDINGS

MDB Capital Holdings

Shareholder Update

November 15, 2023



Forward-Looking Statements Disclosure

This presentation contains "forward-looking statements." These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," "shall" and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond MDB's control. MDB's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in documents that may be filed by MDB from time to time with the SEC. The forward-looking statements included in this message represent MDB's views as of the date of this message. MDB anticipates that subsequent events and developments will cause its views to change. MDB undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing MDB's views as of any date subsequent to the date of this presentation.

Unless clearly stated, nothing herein shall be construed to be an offer to sell, nor a solicitation of an offer to buy, any financial product. Past performance is not indicative of future results.

MDB CAPITAL HOLDINGS

Keys to Creating Shareholder Value

We look to transform "Big Ideas" into investable public companies that become new technology leaders and build the public venture marketplace to scale our "Big Ideas" launchpad.

1. Partnering with Universities and Inventors

- To create billions in stakeholder wealth from "Big Ideas"

2. Partnering with Existing Public Companies

- To identify undervalued companies with significant tech leadership potential
- Partner to create new tech leaders

3. Scaling the Community Platform

- By building out our community of investors, it enables us to partner with more ideas and more companies

The Value-Creation Platform

We are only as good as our people and our processes. With a commitment to getting a little bit better everyday, we will attract the best people to be a part of our visionary mission of improving humanity by unleashing the power of "Big Idea" companies.

PATENTVEST

PROCESS

Curating the best opportunities by going through thousands of ideas from the best places

→ **Creating New Technology Leaders** ←

PUBLIC VENTURES

PEOPLE

Building out the best investor community

MDB CAPITAL HOLDINGS

Discovering The Best Ideas - PatentVest

Our analysts get better each year. The more ideas they review, the better they get and the better our odds of finding the best ideas increase.

TECHNOLOGY UNIVERSE → **ANALYST SCREENING & DILIGENCE PROCESS** → **PARTNERING OPPORTUNITIES**

"Big Ideas" Universe

26,100+

- Technology conferences
- Community referrals
- Scientific publications
- Universities and tech transfer offices

Public Company Universe

1,400+

- Existing public companies with market cap < $500MM and at least 1 patent

Screening Process

- Understand what has been developed
- Create a "Theory of Opportunity" about why a company's technology is unique and how it could become a market leader in its technology category

Diligence Process

- Deeply investigates every aspect of our investment criteria
- Fully understand the technology leadership potential
- Stress test our assumptions with experts and community members in the field.

Partnering Opportunities

MDB CAPITAL HOLDINGS

"Big Idea" companies

Visionary public companies

MDB CAPITAL HOLDINGS

Creating Technology Leadership

Process enables clear view of new technology leadership path

"Blue Ocean" Discovery

- IP analysis enables us to see areas where we can direct R&D and IP development to establish a leadership position

Business Strategy Development

- Leverage IP analysis to develop a clear business strategy to create the leadership position

Tech Validation & Commercialization

- Identify potential partners and establish value-creating partnerships to provide critical validation of the technology and commercialization path

Create Valuable IP

- Our process enables efficient creation of IP that most traditional patent law firms are not capable of creating

Refine Narrative & Pitch

- Enables clear articulation of strategy that is critical to efficient financing and value maximization in the public markets

Best Investor Community

Profile of Community of Value-Creating Investors

- Experienced in sponsoring "Big Ideas"
- Inventors and business leaders with domain expertise
- Commitment to mentorship and long-term investment
- Value-creating investors as opposed to value-extracting investors that are common with most investment banks

Purpose-Built Clearing Platform

- Dedicated, self-clearing platform creates ability for "frictionless" investing in venture-stage opportunities
- Makes investing in public offerings and trading much easier for community of investors versus than in competing broker-dealers

MDB CAPITAL HOLDINGS

Ideas to Billion+ Values Via Public Venture

Our commitment to scaling up is based on past success

Provention Bio	Cue Biopharma	Pulse Biosciences	Medivation	VirnetX
Acquired for $2.9B	Idea to $1 billion public market valuation	Idea to $1 billion public market valuation	Acquired for $14B+	Idea to $3.5 billion public market valuation

* None of the information contained herein is intended to imply that past performance will recur or predict or project the performance of an investment or investment strategy.

MDB CAPITAL HOLDINGS

Key Initiatives To Scaling Up

1

Scaling Analyst Platform

2

Scaling PatentVest Platform

3

Community Development

4

Self-Clearing Platform Development

Scaling Analyst Platform

Foundation is Set

- High collective experience and knowledge (7 trained analysts)
- Training program in place (6-week training program on foundational knowledge, including IP and key screening criteria)
- Workflow and high-volume of idea reviews leads to constant training

Ready for Scaling

- Scale according to volume of new ideas to evaluate
- Prioritize attitude and technical foundations in areas of interest

Scaling PatentVest Platform

Continue Expanding Team

- Completed initial recruitment of strategists, patent attorneys, and IP analysts to enable us to officially launch and begin delivering a cohesive solution to new technology companies
- Continue recruiting and integrating more personnel to expand patent operations
- Develop a pipeline of analysts through internship program

Fine-Tuning and Finalizing Processes

- Up-front sale process, company onboarding and Technology Leadership Development process in place
- Focus on fine-tuning and finalizing to enable cost-effective scaling of process to serve more companies
- Continue building out IP law firm operations to provide a full suite of legal services

Systems Implementation & Partnerships

- Core systems and infrastructure to support sales process, client engagement, and service delivery
- Finalizing unique partnerships with key vendors to enable us to operate as a dual capacity corporate in-house IP firm and traditional patent prosecution law firm

Key Deliverables

- Integrated strategy that supports an optimized R&D plan and IP strategy that is aligned with a capital strategy to enable technology leadership.
- Narrative to help explain the IP and support the business development process for the company to validate their business plan and generate potential transactions with strategic partners in the space.

Community Development

Building Infrastructure

- Founding Members onboarded
- Launched private Member Portal
- Hosting first member call (Dec 14)

New Member Growth

- MDB IPO added to overall community
- Educate new shareholders on community membership
- Begin accepting referrals

Awareness of Public Venture

- Evangelizing venture-stage asset class
- Launch multi-pronged content and educational strategy

<u>Invite qualified shareholders to become community members (January 2024):</u>

Opportunity

- Join a private, membership community of investors
- Invest in visionary, public venture-stage technology companies

Qualifications

- Accredited investors
- Experience investing in venture-stage companies
- Commitment to mentorship and long-term investment

Membership Benefits

- First priority to indicate interest in selected venture-stage investments.
- PV TRADE account with no annual account fee
- Full access to private Member Portal and Public Venture Directory

MDB
CAPITAL HOLDINGS

Self-Clearing Platform Development

The first brokerage and online investment platform built for venture-stage investing

TRADE

Opportunity

- Private, invitation-only brokerage for community members
- Makes it easy to invest in venture-stage public companies
- Required to participate in Public Venture deals

Benefits

- Invest with Specialists
- Pure Trade Execution
- Personalized Service
- Frictionless Online and Mobile Platforms

LATEST DEVELOPMENTS & UPCOMING INITIATIVES

Final Approval & Build-Out

- Secured for self-clearing broker-dealer
- Completing infrastructure build-out
- Mobile apps now in App Store and Google Play

Drive New Account Growth

- Invite community Founding Members and MDB shareholders to open account in January 2024
- Accepting referrals from initial account holders in Q1 2024

Initial Platform Onboarding

- Onboarding and testing internal accounts in December
- Equities trading commences

MDB CAPITAL HOLDINGS

Developing New Technology Leaders

MDB
CAPITAL HOLDINGS

Investor Toolkit

Guide to Understanding Corporate Performance of MDB Capital Holdings



Overview

Shareholder value created by transforming early-stage technology opportunities into new technology leaders

Largest Gains via "Big Idea" Spin-Outs

- Largest gains come from "Big Idea" technologies by partnering with inventors and academic institutions where we provide comprehensive solution to take early-stage ideas to new technology leaders via spin-outs to MDB shareholders

Substantial Gains via Equity Positions

- Substantial gains can be obtained from equity positions earned during financings of existing public companies via Public Ventures and positioning them as new technology leaders

Platform Costs Offset by Fees

- Platform costs can largely offset by fees from Public Ventures and PatentVest activities

MDB CAPITAL HOLDINGS

Measuring Our Performance

Performance/Key Performance Indicators (KPIs)

PatentVest Analyst Performance/KPIs

- Number of opportunities evaluated by quarter for Big Ideas and engagement
- Number of public companies engaged in active discussions
- Number of transactions completed per year

PatentVest Strategy Performance/KPIs

- Number of companies included in Leadership Development Program

Public Ventures Performance/KPIs

- Assets under management
- New members and new accounts
- Number of transactions completed per year

MDB CAPITAL HOLDINGS

Financial Model – Key Components

1	2	3	4
Cash Overhead Costs & Stock-Based Comp	"Big Idea" Company Valuation	Public Ventures Equity Positions & Fee Income	PatentVest Fee Income

Organizational and Overhead Snapshot

US-Based Team

- Senior executive and operational organization is fully staffed with US based team:
  - 17 people
  - Approximately $3.7 million in annual cash fixed compensation expense
- Significant equity compensation awards in place and vest over 5 years as platform developed:
  - Non-cash costs of approx. $10.6 million annualized in compensation expense
  - Intended for initial equity stakes for key personnel
- Vested based on time and performance:
  - 50% of senior executive RSUs only vest once stock delivers $20 per share value

Managua-Based Team

- Analyst and operational team based in Managua will scale as needs grow
- Analyst and operational training programs largely developed
- Current staff of 27 people:
  - 8 analysts, 3 accounting, 7 operations, 9 IT and data management
  - Approximately $1.0 million in annual cash fixed compensation expense

Public Company & Admin Costs

- Approximately $3.4 million

Total Fixed Cash Operating Expenses

- Approximately $8.1 million (not including any non-cash RSU compensation expense)

Note: Please be advised that the financial figures provided above are forward-looking projections based on our current expectations and assumptions. These projections are subject to various risks, uncertainties, and factors that may cause actual results to differ materially from those expressed or implied in this presentation. We undertake no obligation to update or revise these projections based on new information, future events, or otherwise. Investors are encouraged to exercise caution and conduct their own analyses, as these figures are for illustrative purposes only and do not guarantee future performance

Organizational Structure

EXECUTIVE TEAM				
Chris Marlett Chief Executive Officer	**Mo Hayat** Chief Operating Officer	**Anthony DiGiandomenico** Chief of Transactions	**George Brandon** President	**Jeremy James** Chief Accounting Officer

SHARED

ANALYSTS	IT	ACCOUNTING & ADMIN
Edgardo Rayo, Director, Investment Analysis **Ivonne Bordas**, Manager, Investment Analysis **Juan Carvajal**, Senior Analyst **Sergio Rios**, Senior Analyst **Oscar Chow**, Senior Analyst **Sabrina Sanchez**, Analyst **Bryant Mendoza**, Analyst **Fidel Gallegos**, Analyst **Leyder Lopez**, Analyst	**Dave Byrne**, Chief Technology Officer **Socrates Palma**, Software Developer **Franklin González**, Software Developer	**Maria Jose Corea**, Accounting Manager **Darling Treminio**, Accounting Specialist **Katherine Maltez**, Accounting Specialist **Cynthia Swiatkowski**, Executive Assistant

PATENTVEST	PUBLIC VENTURES
Javier Chamorro, Chief Operating Officer **Will Rosellini**, Chief IP Officer **Tyler Teske,** Business Development and Training Manager **Matt Bycer**, Legal Representative & Compliance Manager **Nocksoly Acevedo,** Data Specialist **Edgar Baltodano**, Data Specialist **Elba Ortega**, Data Specialist **Gleny Sanchez**, Data Specialist **Helena Lovo**, Data Specialist **Kelvin Jara**, Data Specialist **Roger Molina**, Data Specialist	**Lou Basenese,** President, Chief Market Strategist **Tony Dammicci**, Chief Experience Officer **Gary Schuman**, Chief Financial Officer **Kevin Cotter**, Head of Capital Markets **Derek Page**, VP of Brokerage Operations **Alex Zapanta,** VP of Trading **Jose Noguera,** Sales & Trading Associate **Rodrigo Pallais**, Roadshow Coordinator **Daniel Corrales**, Sales & Trading Operations Associate **Ramon Blandon**, Operations & Settlements Associate **Victor Silva**, Operations & Settlements Associate **Scarlett Urroz**, Compliance Manager **Roberto Bermudez**, Compliance Associate

MDB CAPITAL HOLDINGS

“Big Idea" Company Valuation

- “Big Idea” companies are ones we develop as co-founders by partnering with inventors and academic/research institutions

- Companies are valued based upon appraisals of market value

- Once companies are publicly-traded, they are valued at market value if freely tradable

- Goal is to monetize when companies have matured and reached major commercial or valuation inflection points

- Distribute cash or shares in the company to the shareholders while reserving a modest amount to fund new "Big Idea" companies

Public Ventures Equity Position Changes

- We get paid in shares and warrants in the public companies we finance
- We would rather take equity because we believe in all the companies we back and we are confident in our ability to help create technology leadership as our cash position permits
- The common stock positions are priced at market if freely tradable
- Warrants are valued on a Black-Scholes model
- We monetize positions once value creation is realized or if the investment thesis (Theory of Opportunity) is no longer valid

MDB
CAPITAL HOLDINGS

Public Ventures Fee Income

- Primary fees from financings with average commission of 7% and warrant compensation is charged based upon efforts necessary to position the company as a new technology leader
- ATM type financings will be enabled by clearing platform and a non-conflicted relationship with public companies
- Membership income to begin after platform is well established and will support community building efforts (much like established networking communities like YPO and Tiger 21)
- Trading commissions
- All fee income driven by asset gathering and new member recruitment

PatentVest Fee Income

- Only take on companies we believe where technology leadership can be established with our process
- Initial strategy is to focus on companies we have financed, or we believe can become a new technology leader public company
- Private companies provide critical pipeline of new opportunities
- Primary income from annual services fees of between $200-$300k per year, per company
- Global patent prosecution legal fees
- Key KPI is number of companies on the platform

Invizyne Technologies

"Big Idea" Update

Significant Tech Leadership Potential

- Leading designer of enzyme-based biomanufacturing systems (Synthetic Biology/Biomanufacturing 2.0)
- "Platform of platforms" approach creates significant value creation potential

Additional Non-Dilutive Funding Validates & Accelerates

- $3.77 million additional grant from BETO to addressable ~$24.7B sustainable aviation fuel market
- One of four companies selected for Shell Gamechanger Accelerator™ Powered by NREL (GCxN) program provides $250k, access to technical experts and state-of-the-art facilities to reduce technology development risk and accelerate commercialization

Eventual Spin-Out to MDBH Shareholders

- Update call in coming months on important developments and progress
- Planned spin-out in 2024

MDB Capital Holdings

Shareholder Update

November 15, 2023

